UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 20, 2015

PDL BioPharma, Inc.

(Exact name of Company as specified in its charter)

000-19756
(Commission File Number)

Delaware	94-3023969
(State or Other Jurisdiction of	(I.R.S. Employer Identification No.)
Incorporation)

932 Southwood Boulevard
Incline Village, Nevada 89451
(Address of principal executive offices, with zip code)

(775) 832-8500
(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 20, 2015, PDL BioPharma, Inc. (the “Company”) repurchased approximately $53.6 million in aggregate principal amount of its 4.00% Convertible Senior Notes due February 1, 2018 (the “Convertible Notes”) for approximately $43.0 million in cash in open market transactions.  The Company anticipates the closing of these transactions to occur on or about November 25, 2015.  Following the closing of the transaction, $246.4 million of the Convertible Notes will remain outstanding.  The Company expects to unwind a portion of purchased call option and warrants associated with the repurchase of the Convertible Notes.

From time to time the Company will continue to look at opportunities to repurchase, exchange or otherwise acquire the Convertible Notes in the open market in the future.  The Company would expect to unwind the portion of purchased call option and warrants associated with any repurchases or exchanges of the Convertible Notes in the future.

Cautionary Statements Concerning Forward-Looking Statements

This filing and the Company’s statements herein contain "forward-looking" statements as defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations or predictions of future conditions, events or results based on various assumptions and management's estimates of trends and economic factors in the markets in which we are active, as well as our business plans. Words such as "expects", "anticipates", "intends", "plans", "believes", "seeks", "estimates", "projects", "forecasts", "may", "should", variations of such words and similar expressions are intended to identify such forward-looking statements. The forward-looking statements may include, without limitation, statements regarding our intentions with respect to any litigation or statements regarding financial performance. The forward-looking statements are subject to risks and uncertainties, which may cause results to differ materially from those set forth in the statements. Forward-looking statements in this filing should be evaluated together with the many uncertainties that affect the business of the Company and its markets, particularly those discussed in the risk factors and cautionary statements contained in the Company's annual report filed with the Securities and Exchange Commission on February 23, 2015, as updated by subsequent quarterly reports. All forward-looking statements are expressly qualified in their entirety by such factors. The forward-looking statements are representative only as of the date they are made, and the Company assumes no responsibility to update any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDL BIOPHARMA, INC.
(Company)

	By:	/s/ Peter S. Garcia
Peter S. Garcia
Vice President and Chief Financial Officer
Dated: November 24, 2015